SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2003

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Item 7.    Exhibits

99.1               Press Release “Beckman Coulter Announces Record Second Quarter 2003 Results, 22% Quarterly Dividend Increase”

Item 12. Results of Operations and Financial Condition

On July 31, 2003, Beckman Coulter, Inc. issued the press release attached to this report as Exhibit 99.1 announcing its results for the second quarter of 2003. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1               Press Release “Beckman Coulter Announces Record Second Quarter 2003 Results, 22% Quarterly Dividend Increase”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003
BECKMAN COULTER, INC.

	By:	/s/William H. May
Name: William H. May
Title: Vice President, General Counsel, and Secretary